Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED AND CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated and condensed financial data is intended to show how the Merger might have affected historical financial statements if the Merger had been completed on September 30, 2016, for the purposes of the balance sheet and shows the statements of operations for the nine-month period ended September 30, 2016 and the year ended December 31, 2015, and was prepared based on the historical financial position and results of operations reported by FORM and XpresSpa. The following should be read in conjunction with the audited historical financial statements of FORM and XpresSpa and the notes thereto, the sections entitled “FORM’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 106 of Amendment No. 1 to FORM’s Registration Statement on Form S-4 (File No. 333-213566) (the “S-4 Registration Statement”) and “XpresSpa’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 130 of the S-4 Registration Statement, and the other information contained in the S-4 Registration Statement.

Accounting Treatment of the Merger

The Merger was accounted for using the acquisition method of accounting in accordance with ASC 805, Business Combinations, which requires that one of the two companies in the Merger be designated as the acquirer for accounting purposes based on the evidence available. It was determined that FORM is the acquiring entity for accounting purposes. In identifying FORM as the acquiring entity, the companies took into account the composition of FORM’s Board of Directors, the designation of certain senior management positions, including its Chief Executive Officer and Chief Financial Officer, as well as the fact that existing stock holders of FORM continue to own approximately 82% of FORM after completion of the Merger (or 67% on a fully diluted basis).

UNAUDITED PRO FORMA CONSOLIDATED AND CONDENSED BALANCE SHEET

AS OF SEPTEMBER 30, 2016

(in thousands, except share and per share data)

	FORM Holdings Corp.	XpresSpa Holdings, LLC		Pro Forma Adjustments								Pro Forma Consolidated and Condensed
	September 30, 2016	September 30, 2016		(a)	(b)		(c)	(d)		(e)
Current assets
Cash and cash equivalents	$21,679	$2,733	(f)	$—	$—		$—	$—		$—		$24,412
Accounts receivable, net	1,833	56	(f)	—	—		—	—		—		1,889
Inventory	408	2,485	(f)	—	—		—	124	(l)	—		3,017
Other current assets	342	368	(f)	—	—		—	—		—		710
Investment in XpresSpa	1,734	—		—	(1,734)		—	—		—		—
Total current assets	25,996	5,642		—	(1,734)		—	124		—		30,028
Spa leasehold improvements, property and equipment, net	—	14,191	(f)	—	—		—	756	(k)	—		14,947
Cash – restricted	—	634	(f)	—	—		—	—		—		634
Intangible assets, net	3,315	1,339		—	—		—	(1,339	)(m)	13,619	(p)	16,934
Goodwill	4,863	—		—	—		—	—		18,432	(q)(r)	23,295
Other assets	1,143	793	(f)	—	—		—	—		—		1,936
Total assets	$35,317	$22,599		$—	$(1,734)		$—	$(459)		$32,051		$87,774
Current liabilities
Accounts payable, accrued expenses and other current liabilities	$7,421	$5,010		$—	$—		$1,095	$—		$—		$13,526
Deferred revenue	453	—		—	—		—	—		—		453
Loan payable – credit card financing	—	468	(f)	—	—		—	—		—		468
Total current liabilities	7,874	5,478		—	—		1,095	—		—		14,447
Long-term liabilities
Derivative warrant liabilities	601	—		—	—		—	—		—		601
Other liabilities	119	383	(f)	—	—		—	(208	)(n)	—		294
Note payable – member	—	5,895	(f)	—	—		—	605	(o)	—		6,500
Total liabilities	8,594	11,756		—	—		1,095	397		—		21,842
Commitments and contingencies
Stockholders’ equity
FORM Series A Convertible Preferred stock	—	—		—	—		—	—		—		—
FORM Series B Convertible Preferred stock	—	—		—	—		—	—		—		—
FORM Series C Junior Preferred stock	—	—		—	—		—	—		—		—
FORM Series D Convertible Preferred stock	—	—		—	5	(g)	—	—		—		5
FORM common stock	158	—		—	25	(h)	—	—		—		183
XpresSpa Series C Preferred stock	—	1,734		(1,734)	—		—	—		—		—
XpresSpa Series B Preferred stock	—	3,250		(3,250)	—		—	—		—		—
XpresSpa Series A Preferred stock	—	6,999		(6,999)	—		—	—		—		—
XpresSpa common stock	—	23,726		(23,726)	—		—	—		—		—
Additional paid-in capital	243,450	294		(294)	35,636	(h)(i)	—	—		—		279,086
Accumulated deficit	(216,885)	(26,878)		26,878	—		(1,095)	—		—		(217,980)
Accumulated other comprehensive loss	—	(436)		436	—		—	—		—		—
Total stockholders’ equity	26,723	8,689		(8,689)	35,666		(1,095)	—		—		61,294
Noncontrolling interests	—	2,154		—	2,484	(j)	—	—		—		4,638
Total members’ equity	26,723	10,843		(8,689)	38,150		(1,095)	—		—		65,932
Total liabilities and stockholders’ equity	$35,317	$22,599		$(8,689)	$38,150		$—	$397		$—		$87,774

(a)	Elimination of XpresSpa’s equity from the historical balance sheet as a result of the acquisition.
(b)

Represents the purchase price allocation related to the fair value of the securities, including shares of common stock, warrants, and shares of Series D Convertible Preferred Stock, issued by FORM as the purchase consideration for the acquisition. The finalization of FORM’s purchase accounting assessment may result in changes to the valuation of the individual securities. In addition, it represents the cash invested by FORM to XpresSpa as part of a subscription agreement whereby FORM purchased from XpresSpa an aggregate of 1,733,826 Series C Preferred Units of XpresSpa, at a per unit purchase price of $1.00 per unit, and treated as consideration for purchase price allocation.

(c)	Represents direct acquisition costs of $353 incurred by FORM and reasonable out-of-pocket fees and expenses incurred by XpresSpa in connection with the acquisition of $742.
(d)	Represents adjustments to assets and liabilities to fair value as a result of the acquisition.
(e)

Represents the purchase price allocation of the acquisition of XpresSpa. The finalization of FORM’s purchase accounting assessment may result in changes to the valuation of assets acquired, particularly in regards to assets including inventory and spa leasehold improvements, property and equipment, which could be material.

(f)	The fair value of these assets and liabilities represents their book value. The finalization of FORM’s purchase accounting assessment may result in the changes to the acquired assets and liabilities.
(g)	Represents the fair value of the 491,427 shares of FORM’s Series D Convertible Preferred Stock issued to XpresSpa as consideration for the acquisition.
(h)	Represents the fair value of the 2,500,000 shares of FORM common stock, par value $0.01 per share, issued at $2.09 per share as of December 23, 2016 to XpresSpa as consideration for the acquisition.
(i)	Includes the fair value of the 2,500,000 warrants ($2,689) FORM issued to XpresSpa as consideration for the acquisition, accounted for as equity warrants.
(j)	Represents the purchase price allocation to noncontrolling interest for the portion of individual locations owned by other partners.
(k)	Represents the estimated fair value adjustment to fixed assets as a result of the acquisition.
(l)	Represents the estimated fair value adjustment to inventory as a result of the acquisition.
(m)	Represents the elimination of the book value of XpresSpa’s intangible assets, which included tradename and lease acquisition costs.
(n)	Represents the elimination of the book value of XpresSpa’s deferred rent liability.
(o)	Represents the adjustment to increase the principal amount of XpresSpa's notes payable to $6,500 as agreed upon with the holder of the notes.
(p)	Represents the fair value adjustments to intangible assets as a result of the acquisition including brands ($13,307) and customer relationships ($312).
(q)	Represents the fair value adjustment to goodwill as a result of the acquisition based on the purchase price allocation.
(r)	The XpresSpa acquisition is treated as an asset deal for tax purposes. As such, goodwill will be amortized over 15 years for tax purposes. In addition, intangible assets may have different useful lives for accounting and tax purposes. No income tax provision (benefit) is reflected for any pro forma adjustments as FORM and XpresSpa maintained a full valuation allowance against all deferred taxes.

UNAUDITED PRO FORMA CONSOLIDATED AND CONDENSED STATEMENT OF OPERATIONS

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2016

(in thousands, except share and per share data)

	FORM Holdings Corp.	XpresSpa Holdings, LLC	Pro Forma Adjustments					Pro Forma Condensed Combined
	September 30, 2016	September 30, 2016	(a)	(b)	(c)
Revenue	$16,511	$32,418	$—	$—	$—	$—		$48,929
Operating expenses	(34,609)	(37,667)	496	2,419	(4,797)	(1,219	)(d)	(75,377)
Operating loss	(18,098)	(5,249)	496	2,419	(4,797)	(1,219)		(26,448)
Non-operating expense, net	(228)	(71)	—	—	—	—		(299)
Interest expense	(1,697)	(825)	—	—	—	172		(2,350)
Loss before income taxes	(20,023)	(6,145)	496	2,419	(4,797)	(1,047	)(e)	(29,097)
Income tax expense	—	(21)	—	—	—	—		(21	)(g)
Net loss	(20,023)	(6,166)	496	2,419	(4,797)	(1,047)		(29,118)
Net loss attributable to noncontrolling interest	—	95	—	—	—	—		95
Net loss attributable to the company	$(20,023)	$(6,071)	$496	$2,419	$(4,797)	$(1,047)		$(29,023)
Basic loss per share	$(1.35)							$(1.67)
Diluted loss per share	$(1.35)							$(1.67)
Weighted-average number of shares outstanding during the period:
Basic	14,880,925	—	—	—	—	2,500,000	(f)	17,380,925
Diluted	14,880,925	—	—	—	—	2,500,000	(f)	17,380,925

(a)

Represents the reversal of the amortization expense for the first nine months of 2016 for XpresSpa’s intangible assets, which have been eliminated in the purchase price allocation. Refer to tickmark (m) on the unaudited pro forma consolidated and condensed balance sheet as of September 30, 2016.

(b)

Represents the reversal of the depreciation expense for the first nine months of 2016 for XpresSpa’s fixed assets, which were fair valued and as such have a new depreciation value for the nine-month period ended September 30, 2016. Refer to tickmark (c) below.

(c)

Represents the estimated depreciation of fixed assets ($3,016) and the amortization of intangible assets ($1,781) that were adjusted to fair value as a result of the acquisition. Refer to tickmarks (k) and (p) on the unaudited pro forma consolidated and condensed balance sheet as of September 30, 2016.

(d)

Represents the additional expenses related to acquisition costs ($1,095) and the adjustment to costs of goods sold due to the estimated fair value adjustment to inventory ($124) as a result of the acquisition. Refer to tickmarks (c) and (l) on the unaudited pro forma consolidated and condensed balance sheet as of September 30, 2016.

(e)

Represents the adjustment to remove the interest expense for the amortization of the debt issuance costs and the accretion of the debt discount due to the fair value adjustment to notes payable as a result of the acquisition. Refer to tickmark (o) on the unaudited pro forma consolidated and condensed balance sheet as of September 30, 2016.

(f)

Represents the 2,500,000 shares of FORM common stock issued to equity holders of XpresSpa at the time of acquisition. The 750,574 shares of FORM common stock sold by FORM to Mistral as a result of a subscription agreement between the two parties entered into on August 8, 2016 had been issued as of August 8, 2016 and are therefore not included in the pro forma adjustment. Also not included in the diluted weighted-average number of shares outstanding are the warrants to purchase an aggregate of 2,500,000 shares of FORM common stock and FORM preferred stock convertible into 3,931,416 shares of FORM common stock, which were issued to equity holders of XpresSpa at the time of acquisition, because of their antidilutive effect on the calculation.

(g)	The XpresSpa acquisition is treated as an asset deal for tax purposes. As such, goodwill will be amortized over 15 years for tax purposes. In addition, intangible assets may have different useful lives for accounting and tax purposes. No income tax provision (benefit) is reflected for any pro forma adjustments as FORM and XpresSpa maintained a full valuation allowance against all deferred taxes.

UNAUDITED PRO FORMA CONSOLIDATED AND CONDENSED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2015

(in thousands, except share and per share data)

	FORM Holdings Corp.	XpresSpa Holdings, LLC	Pro Forma Adjustments					Pro Forma Condensed Combined
	December 31, 2015	December 31, 2015	(a)	(b)	(c)
Revenue	$22,687	$38,843	$—	$—	$—	$—		$61,530
Operating expenses	(33,031)	(46,243)	552	3,781	(6,465)	(2,721	)(d)	(84,127)
Operating loss	(10,344)	(7,400)	552	3,781	(6,465)	(2,721)		(22,597)
Non-operating income (expense), net	814	(32)	—	—	—	—		782
Interest expense	(2,594)	(636)	—	—	—	175		(3,055)
Loss before income taxes	(12,124)	(8,068)	552	3,781	(6,465)	(2,546	)(e)	(24,870)
Income tax benefit (expense)	866	(7)	—	—	—	—		859 (g)
Net loss	(11,258)	(8,075)	552	3,781	(6,465)	(2,546)		(24,011)
Net loss attributable to noncontrolling interest	101	17	—	—	—	—		118
Net loss attributable to the company	$(11,157)	$(8,058)	$552	$3,781	$(6,465)	$(2,546)		$(23,893)
Basic loss per share	$(1.09)							$(1.77)
Diluted loss per share	$(1.09)							$(1.77)
Weighted-average number of shares outstanding during the period:
Basic	10,217,734	—	—	—	—	3,250,574	(f)	13,468,308
Diluted	10,217,734	—	—	—	—	3,250,574	(f)	13,468,308

(a)

Represents the reversal of the 2015 amortization expense for XpresSpa’s intangible assets, which have been eliminated in the purchase price allocation. Refer to tickmark (m) on the unaudited pro forma consolidated and condensed balance sheet as of September 30, 2016.

(b)

Represents the reversal of the depreciation expense for the first nine months of 2016 for XpresSpa’s fixed assets, which were fair valued and as such have a new depreciation value for the nine-month period ended September 30, 2016. Refer to tickmark (c) below.

(c)

Represents the estimated depreciation of fixed assets ($4,091) and the amortization of intangible assets ($2,374) that were adjusted to fair value as a result of the acquisition. Refer to tickmarks (k) and (p) on the unaudited pro forma consolidated and condensed balance sheet as of September 30, 2016.

(d)

Represents the additional expenses related to acquisition costs ($2,597) and the adjustment to costs of goods sold due to the estimated fair value adjustment to inventory ($124) as a result of the acquisition. Refer to tickmarks (c) and (l) on the unaudited pro forma consolidated and condensed balance sheet as of September 30, 2016.

(e)

Represents the adjustment to remove the interest expense for the amortization of the debt issuance costs and the accretion of the debt discount due to the fair value adjustment to notes payable as a result of the acquisition. Refer to tickmark (o) on the unaudited pro forma consolidated and condensed balance sheet as of September 30, 2016.

(f)

Represents the 2,500,000 shares of FORM common stock issued to equity holders of XpresSpa at the time of acquisition and 750,574 shares of FORM common stock sold by FORM to Mistral Spa Holdings, LLC as a result of a subscription agreement between the two parties entered into on August 8, 2016. Not included in the diluted weighted-average number of shares outstanding are the warrants to purchase an aggregate of 2,500,000 shares of FORM common stock and FORM preferred stock convertible into 3,931,416 shares of FORM common stock, which were issued to equity holders of XpresSpa at the time of acquisition, because of their antidilutive effect on the calculation.

(g)	The XpresSpa acquisition is treated as an asset deal for tax purposes. As such, goodwill will be amortized over 15 years for tax purposes. In addition, intangible assets may have different useful lives for accounting and tax purposes. No income tax provision (benefit) is reflected for any pro forma adjustments as FORM and XpresSpa maintained a full valuation allowance against all deferred taxes.

NOTE TO THE UNAUDITED PRO FORMA CONSOLIDATED

AND CONDENSED FINANCIAL STATEMENTS

The unaudited pro forma consolidated and condensed financial statements presented for XpresSpa are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma consolidated and condensed balance sheet as of September 30, 2016, gives effect to the purchase price allocation of approximately $37,400, based upon payment of cash of $1,734, issuance of FORM Common Stock with the fair value of $5,225, issuance of FORM Warrants with the fair value of $2,689 and issuance of FORM Preferred Stock of $27,752 utilizing the closing stock price of $2.09 on December 23, 2016. Please refer to the Purchase Price Allocation table below for the allocation of the purchase price. In addition, transaction costs of $1,095 representing legal, valuation, accounting and other costs incurred during the transaction are included in retained earnings.

The unaudited pro forma consolidated and condensed statements of operations for the year ended December 31, 2015 and for the nine months ended September 30, 2016, gives effect to amortization of the value assigned to the acquired intangible assets, including the brand, favorable lease arrangements and customer relationship.

Purchase Price Allocation:

Fair Value
Cash paid	$1,734
FORM Common Stock	5,225
FORM Warrants	2,689
FORM Preferred Stock	27,752
Total purchase price	$37,400
Allocated to
Net assets	$9,987
Intangible assets
Brand	13,307
Customer relations	312
Goodwill	18,432
Noncontrolling interests	(4,638)
Total	$37,400